UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive
College Park, Maryland		20740
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each exercisable for one share of common stock for $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 28, 2024, IonQ, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2024, the Board of Directors (the “Board”) of the Company increased the size of the Board from nine to ten directors and, following the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Robert Thomas Cardillo and William Francis Scannell to serve as members of the Board, effective on February 26, 2024. Mr. Cardillo was appointed as a Class II director whose term will expire at the Company’s 2026 Annual Meeting of Stockholders, and Mr. Scannell was appointed as a Class III director whose term will expire at the Company’s 2024 Annual Meeting of Stockholders. The Board has determined that Mr. Cardillo and Mr. Scannell are “independent” pursuant to the rules of The New York Stock Exchange (“NYSE”) and other governing laws and applicable regulations.

Since April 2021, Mr. Cardillo has served as Chief Strategist at Planet Labs PBC, a publicly listed company. Until February 2019, Mr. Cardillo was the sixth Director of the National Geospatial-Intelligence Agency. Mr. Cardillo is the Chairman of the Board of Planet Federal, an Outside Director at Seerist Federal and an Independent Director on the Board of SynthetAIc. Mr. Cardillo served as a director on the boards of AGI and Enview, each private companies which were acquired by public companies – AGI by ANSER (2020) and Enview by Matterport (2022). Mr. Cardillo earned a Bachelor of Arts in Government from Cornell University in 1983 and a Master of Arts in National Security Studies from Georgetown University in 1988. In 2019, Mr. Cardillo received an honorary Doctorate of Humane Letters from Saint Louis University.

Since September 2016, Mr. Scannell has served as President, Global Sales & Customer Operations at Dell Technologies Inc., a publicly listed company. Prior to this role, Mr. Scannell oversaw Global Enterprise Sales & Customer Operations at Dell Technologies, Inc. and Global Sales at EMC Corporation (acquired by Dell Technologies, Inc. in 2016). Mr. Scannell began his career as a sales representative for EMC Corporation in 1986, and has served in several other roles in addition to those mentioned above. Mr. Scannell holds a Bachelor of Science degree in business management from Northeastern University.

There is no arrangement or understanding between Messrs. Cardillo and Scannell and any other person pursuant to which they were each selected as directors, and there is no family relationship between Messrs. Cardillo or Scannell and any of the Company’s other directors or executive officers. There are no transactions between Messrs. Cardillo or Scannell and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

As non-employee directors of the Company, Messrs. Cardillo and Scannell are eligible to participate in the Company’s Non-Employee Director Compensation Policy, pursuant to which they will each receive an annual base retainer of $30,000 per year for service on the Board, and an initial equity award with a dollar-denominated value of $400,000. The initial equity award (i) will be made pursuant to the Company’s 2021 Equity Incentive Plan, (ii) will consist of restricted stock units and an option to purchase the Company’s common stock, and (iii) will vest over a three-year period, with one-third of the initial grant vesting on each anniversary of the grant date, such that the initial grant is fully vested on the third anniversary of the date of grant, subject to continued board service.

In connection with Messrs. Cardillo and Scannell’s election to the Board, the Company and Messrs. Cardillo and Scannell entered into the Company’s standard form of indemnification agreement, the form of which was filed as Exhibit 10.13 to the Company’s Registration Statement on Form S-1 (File No. 333-260008), filed with the U.S. Securities and Exchange Commission on October 4, 2021. This agreement requires the Company to indemnify Messrs. Cardillo and Scannell, to the fullest extent permitted by Delaware law, for certain liabilities to which they each may become subject as a result of their respective affiliation with the Company.

Item 7.01 Regulation FD Disclosure.

A copy of the press release including an announcement of the appointments of Messrs. Cardillo and Scannell to the Board has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 28, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date:	February 28, 2024	By:	/s/ Thomas Kramer
Thomas Kramer Chief Financial Officer